UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	May 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Annual report 4|30|16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Annual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Important notice regarding Putnam’s privacy policy	14

Summary of dividend reinvestment plans	15

Financial statements	17

Federal tax information	45

Shareholder meeting results	46

About the Trustees	47

Officers	49

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals.

The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income taxes.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund's managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam's fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Education

School districts, colleges, universities, student loan programs

Health care

Hospitals, long-term-care facilities

Housing

Single and multi-family housing

Industrials

Chemical, container, paper, and waste management companies

Infrastructure

Highways, bridges, tunnels, roads, airport facilities

Utilities

Public and private utilities, waterworks, sewers

Identified project areas are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. For more recent information on fund holdings, see pages 19–35.

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Putnam Municipal Opportunities Trust

Net asset value
Market price
Price per share
15
14
13
12
11
10
9
8
7
10/11
10/12
10/13
10/14
10/15
4/16

2 Municipal Opportunities Trust

Municipal Opportunities Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

4	Municipal Opportunities Trust

Interview with your fund’s portfolio manager

Fixed-income securities held up well during the volatile 12-month reporting period ended April 30, 2016, broadly outperforming stocks. How did municipal bonds perform?

Amid heightened market uncertainty surrounding U.S. central bank policy, low commodity prices, and China’s economic slowdown, municipal bonds enjoyed solid performance during the reporting period. With 10 consecutive monthly gains during the 12-month period, the Barclays Municipal Bond Index outperformed the broad U.S. fixed-income market, as defined by the Barclays U.S. Aggregate Bond Index, as well as a wide variety of U.S. and international stock indexes.

After the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates in December 2015, investors began pricing in additional rate increases in 2016. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. In this environment, municipal bonds benefited from a flight to quality in response to financial market volatility, slower growth, and an increasingly dovish Fed. January 2016 was an especially favorable month for the asset class, when the Barclays Municipal Bond Index rose 1.19%. During the final months of the reporting period, diminished expectations for

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/16. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

Municipal Opportunities Trust	5

near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices.

Why has the asset class been so resilient?

Municipal bond prices have benefited from favorable market technicals, or their supply/demand dynamics. For the first four months of 2016, new-issue supply fell while demand rose, as measured by mutual fund inflows. Municipal bond mutual funds saw over $19 billion in new assets, which was the largest level of inflows over the past 25 years for the January to April time frame. Demand for municipal bonds has been dominated by households at the retail level, which comprised about 70% of municipal bond investors at the end of 2015, in our estimation. Meanwhile, the biggest change that we have seen has come in the bank channel, whose shares of municipal bond assets have doubled since 2008. As such, demand for municipal bonds appears to have moved beyond the traditional base of tax-sensitive investors to include investors drawn to their high-quality, relatively low-volatility income potential, in our view.

Overall, we believe municipal credit fundamentals have been sound and defaults have been low. Credit rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

Are there any areas of concern?

We continued to see weakness in some isolated high-profile credits. Fiscal economic data remained troubling in Puerto Rico. Investors closely monitored developments leading up to the constitutionally guaranteed

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Municipal Opportunities Trust

Government Development Bank [GDB] debt service payment, which was due May 1 and which Puerto Rico ultimately failed to pay. [The fund did not own GDB debt during the reporting period.] Investors also focused on a Republican-sponsored bill to address Puerto Rico’s fiscal crisis, which the House failed to bring for a vote before the May 1 debt service payment. A separate restructuring law was also discussed, but ultimately rejected, by the U.S. Supreme Court. Known as the Recovery Act, the proposal would have allowed some public agencies to ask bondholders to accept losses on securities in the form of lower payments. A high degree of uncertainty remains as to the timing and scope of Puerto Rico’s debt restructuring, especially as multiple legal challenges are likely, in our view.

We are also closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-running headwinds, we believe investors have shown a willingness to isolate these situations from the overall municipal market.

How did Putnam Municipal Opportunities Trust perform in this environment?

For the 12 months ended April 30, 2016, the fund strongly outperformed its benchmark, the Barclays Municipal Bond Index, but

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/16. Investments in Puerto Rico represented 0.1% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

Municipal Opportunities Trust	7

slightly underperformed the average return of its Lipper peer group.

With the Fed beginning the process of normalizing interest rates, what was your investment approach during the reporting period?

Many of the same investment themes remained in place — namely, duration positioning, or interest-rate sensitivity, that is slightly below the median of the fund’s Lipper peer group; an overweight exposure, relative to the benchmark, to municipal bonds rated Baa; a preference for essential service utilities, continuing-care retirement communities, and higher education bonds relative to the fund’s Lipper group; and an underweight, relative to the fund’s peers, to Puerto Rico issuers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming slightly less defensive.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remain close to the lowest point since the onset of the credit crisis. In our opinion, downside risks include flows to the asset class turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a slightly shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

The Fed does not appear to be in a rush to raise rates. What is your current outlook for rates and the municipal bond market?

At its March meeting, the central bank’s Federal Open Market Committee [FOMC]

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

8	Municipal Opportunities Trust

reduced its rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. The FOMC left its benchmark rate unchanged at its April meeting.

With the Fed’s current assessment that an accommodative policy is appropriate given global risk factors, Fed Chair Janet Yellen repeatedly communicated that the central bank would move cautiously — leading some to believe that the next rate hike won’t occur until 2017. Ultimately, however, the path remains dictated by data releases and global macroeconomic factors, in our view. As such, we expect gradual rate increases, but the timing remains uncertain.

Municipal bonds were among the best-performing asset classes in 2015. As we saw in the first four months of 2016, the asset class remained on solid footing, with many investors drawn during the period to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility. We continue to believe that municipal bonds are a compelling long-term investment strategy for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund is managed by Paul M. Drury, CFA.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

Municipal Opportunities Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/16

				Lipper General &
				Insured Municipal
				Debt Funds
				(leveraged
			Barclays Municipal	closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (5/28/93)	6.43%	6.14%	5.43%	6.42%

10 years	88.78	106.14	62.02	89.39
Annual average	6.56	7.50	4.94	6.57

5 years	61.53	64.29	29.90	62.07
Annual average	10.06	10.44	5.37	10.09

3 years	19.37	23.92	10.90	18.55
Annual average	6.08	7.41	3.51	5.82

1 year	8.41	14.76	5.29	8.61

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/16, there were 70, 70, 65, 62, and 34 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10	Municipal Opportunities Trust

Fund price and distribution information For the 12-month period ended 4/30/16

Distributions

Number	12

Income[1]	$0.7140

Capital gains[2]	—

Total	$0.7140

	Series B	Series C
Distributions — Preferred shares	(3,417 shares)	(3,737 shares)

Income[1]	$66.10	$68.27

Capital gains[2]	—	—

Total	$66.10	$68.27

Share value	NAV	Market price

4/30/15	$13.35	$12.10

4/30/16	13.72	13.10

Current dividend rate (end of period)	NAV	Market price

Current dividend rate[3]	5.20%	5.45%

Taxable equivalent[4]	9.19	9.63

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	NAV	Market price

Annual average
(life of fund) (5/28/93)	6.39%	5.99%

10 years	85.97	98.55
Annual average	6.40	7.10

5 years	63.57	58.49
Annual average	10.34	9.65

3 years	19.80	20.88
Annual average	6.21	6.53

1 year	6.12	9.85

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Municipal Opportunities Trust	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2015, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2015, up to 10% of the fund’s common shares outstanding as of October 7, 2015.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Municipal Opportunities Trust	13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14	Municipal Opportunities Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Municipal Opportunities Trust	15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16	Municipal Opportunities Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Municipal Opportunities Trust	17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the “fund”) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 17, 2016

18	Municipal Opportunities Trust

The fund’s portfolio 4/30/16

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds: the rate shown
AGC Assured Guaranty Corp.	is the current interest rate at the close of the
AGM Assured Guaranty Municipal Corporation	reporting period
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities
Association Collateralized	that carry coupons that reset and are payable upon
demand either daily, weekly or monthly. The rate
shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (141.8%)*	Rating**	Principal amount	Value

Alabama (1.4%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6 1/2s, 10/1/53	BBB–	$2,000,000	$2,417,020

Lower AL Gas Dist. Rev. Bonds (Gas Project),
Ser. A, 5s, 9/1/46	A3	3,150,000	4,014,581

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.8s, 5/1/34	Baa2	750,000	871,965

			7,303,566
Arizona (2.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s,
12/1/29 (escrow) F	D/P	3,025,000	9,042

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	A3	1,500,000	1,649,505

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,382,656

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	2,400,000	2,765,736

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds,
Ser. A, 5s, 7/1/40	A1	1,000,000	1,122,930

Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB–	1,550,000	1,555,255

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	500,000	580,320

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	Baa1	1,350,000	1,731,011

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, U.S. Govt.
Coll., 6 1/2s, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,000,000	1,171,240

Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds (Yuma
Regl. Med. Ctr.), Ser. A, 5s, 8/1/32	A–	2,065,000	2,351,560

			15,319,255

Municipal Opportunities Trust	19

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

California (23.8%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB+/F	$550,000	$615,676

ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aa3	1,500,000	1,410,240

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5s, 4/1/33	AA–	1,200,000	1,419,288

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, NATL, FGIC,
zero %, 8/1/23	AA–	1,000,000	875,150

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	A2	4,545,000	4,575,497
Ser. K, 4 5/8s, 8/1/26	A2	2,435,000	2,442,889

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/37	A–	1,055,000	1,082,303
U.S. Govt. Coll., 5 1/4s, 2/1/37
(Prerefunded 2/1/17)	AAA/P	745,000	770,419

CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5s, 10/1/42	Baa1	500,000	556,835
(Cmnty. Med. Ctrs.), Ser. A, 5s, 2/1/40	A–	650,000	735,924

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	6,000,000	6,983,040
5 1/2s, 3/1/40	Aa3	7,450,000	8,634,923
5s, 4/1/42	Aa3	4,000,000	4,650,960

CA State Edl. Fac. Auth. Rev. Bonds (Loyola-
Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	1,187,537

CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds (Caritas Affordable Hsg., Inc.),
5 1/4s, 8/15/39	BBB	400,000	452,072

CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,931,270
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	1,500,000	1,562,625

CA State Poll. Control Fin. Auth. Wtr. Fac.
Rev. Bonds (American Wtr. Cap. Corp.),
5 1/4s, 8/1/40	A	1,000,000	1,120,250

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A1	1,000,000	1,173,170
Ser. A-1, 6s, 3/1/35	A1	1,600,000	1,853,696
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A1	1,575,000	1,661,531
(Capital Projects), Ser. A, 5s, 4/1/29	A1	2,000,000	2,373,200

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB+	1,415,000	1,419,160

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40
(Prerefunded 5/15/18)	Aaa	2,000,000	2,213,760
(899 Charleston, LLC), Ser. A, 5 1/4s, 11/1/44	BB/P	450,000	463,037

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,609,775

20	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

California cont.
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A
6s, 1/15/53	BBB–	$1,500,000	$1,783,335
zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	7,829,400

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	1,000,000	1,004,590
Ser. A-1, 5 1/8s, 6/1/47	B3	3,970,000	3,900,168
Ser. A-1, 5s, 6/1/33	B3	100,000	100,141

Univ. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36 T	AA	9,000,000	10,667,812

Los Angeles, Dept. of Arpt. Rev. Bonds (Los
Angeles Intl. Arpt.)
Ser. D, 5s, 5/15/40	AA	3,500,000	4,006,905
5s, 5/15/30	AA	1,000,000	1,173,630

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	600,000	655,314

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	BBB+	3,000,000	4,340,970
Ser. B, 6 1/2s, 11/1/39	BBB+	3,000,000	4,340,970

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	4,850,000	5,141,049

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5s, 9/1/30	BBB+	1,250,000	1,405,388

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2012), 6 5/8s, 8/1/38	BBB/P	500,000	600,165

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5s, 8/15/30	AA–	635,000	755,402

Redwood City, Elementary School Dist. G.O.
Bonds, FGIC, NATL, zero %, 8/1/21	AA–	1,990,000	1,770,702

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/42	A3	2,110,000	2,360,731

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
NATL, 6 1/2s, 8/1/17	AA–	1,670,000	1,739,973

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	4,207,800

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa2	5,000,000	2,096,700
zero %, 7/1/38	Aa2	5,000,000	2,282,700

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta
Wtr. Supply), Ser. A, 6 1/4s, 10/1/40	A	875,000	1,105,764

Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65s, 8/1/21	B+/P	400,000	401,184

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	AA–	1,585,000	1,775,168

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	AA–	2,000,000	2,215,080

			124,435,268

Municipal Opportunities Trust	21

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Colorado (2.3%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	$325,000	$328,786
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5 5/8s, 6/1/43	Baa1	600,000	698,880
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5s, 6/1/40	Baa1	1,750,000	1,945,353
(Valley View Hosp. Assn.), 5s, 5/15/40	A–	1,000,000	1,150,350
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/35	BBB+/F	1,000,000	1,104,280
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5s, 12/1/33	Baa1	1,650,000	1,834,899

CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), 5s, 6/1/29	Baa1	315,000	316,115

Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5 1/2s, 11/15/31	A2	950,000	1,134,443

Park Creek Metro. Dist. Tax Allocation Bonds (Sr.
Ltd. Property Tax Supported), Ser. A, 5s, 12/1/45	BBB/F	200,000	221,990

Pub. Auth. for CO Energy Rev. Bonds (Natural Gas
Purchase), 6 1/2s, 11/15/38	Baa1	2,250,000	3,207,240

			11,942,336
Delaware (0.2%)
DE State Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	Baa1	1,100,000	1,222,430

			1,222,430
District of Columbia (2.8%)
DC Rev. Bonds (Howard U.), Ser. A,
6 1/2s, 10/1/41	BBB	1,600,000	1,714,720

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,174,080

DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds (Green
Bond), Ser. A, 5s, 10/1/45	AA+	6,900,000	8,166,543

Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
Ser. A, 5s, 10/1/39	A2	2,000,000	2,212,720
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,598,141

			14,866,204
Florida (5.3%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7s, 4/1/39
(Prerefunded 4/1/19)	A2	3,000,000	3,527,910

FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr. Supply), Ser. A
5s, 10/1/31	A2	255,000	277,233
U.S. Govt. Coll., 5s, 10/1/31
(Prerefunded 10/1/18)	AAA/P	1,445,000	1,590,194

Halifax Hosp. Med. Ctr. Rev. Bonds, 5s, 6/1/36	A–	2,250,000	2,602,688

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	600,000	659,898

Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth.), 5s, 11/15/40	A2	1,350,000	1,534,464

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	357,918

22	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Florida cont.
Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	$1,500,000	$1,697,085

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,440,160
Ser. A, 5s, 10/1/38	A	2,000,000	2,290,420
5s, 10/1/28	A2	500,000	590,925

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A2	1,000,000	1,126,350

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,350,000	1,508,166

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.),
5 1/2s, 11/15/33	BBB+	1,000,000	1,126,370
(Lifespace Cmntys, Inc.), Ser. C, 5s, 5/15/38	A/F	2,000,000	2,256,960

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	AA	1,500,000	1,556,730

Southeast Overtown Park West Cmnty. Redev.
Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	360,000	405,058

Tampa, Hlth. Syst. Rev. Bonds (Baycare), Ser. A,
5s, 11/15/46	Aa2	500,000	587,010

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	B+/P	365,000	365,489

			27,501,028
Georgia (4.9%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5s, 1/1/35	Aa3	1,250,000	1,406,100

Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	Aa3	1,550,000	1,829,155
5s, 1/1/33	Aa3	1,500,000	1,777,065

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	4,500,000	5,320,620

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	1,350,000	1,546,088

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care)
Ser. S, 5 1/2s, 8/15/54	AA–	925,000	1,105,458
Ser. B, 5 1/4s, 2/15/45	AA–	6,500,000	7,101,445

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U.,
Inc.), 7s, 6/15/39	Ba3	1,400,000	1,468,292

Muni. Election Auth. of GA Rev. Bonds (Plant
Voltage Units 3 & 4), Ser. A, 5 1/2s, 7/1/60	A+	3,500,000	4,158,980

			25,713,203
Illinois (14.4%)
Chicago, G.O. Bonds
Ser. A, 5 1/2s, 1/1/39	BBB+	500,000	500,640
Ser. D-05, 5 1/2s, 1/1/37	BBB+	750,000	750,960
Ser. G-07, 5 1/2s, 1/1/35	BBB+	3,175,000	3,179,064
Ser. D-05, 5 1/2s, 1/1/34	BBB+	1,000,000	1,001,280
Ser. A, 5 1/4s, 1/1/33	BBB+	1,250,000	1,236,238
Ser. C, 5s, 1/1/38	BBB+	1,500,000	1,438,605

Municipal Opportunities Trust	23

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, Board of Ed. G.O. Bonds, Ser. C,
5 1/4s, 12/1/39	B+	$2,250,000	$1,886,873

Chicago, Motor Fuel Tax Rev. Bonds, 5s, 1/1/29	BBB+	500,000	524,600

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	4,000,000	4,683,320
Ser. C, 5 3/8s, 1/1/39	A2	1,250,000	1,422,263
Ser. C, 5 1/4s, 1/1/28	A2	1,320,000	1,550,182
Ser. C, 5 1/4s, 1/1/27	A2	2,125,000	2,499,850

Chicago, Sales Tax Rev. Bonds, 5s, 1/1/34	AA	1,500,000	1,605,375

Chicago, Trans. Auth. Sales Tax Rev. Bonds,
5 1/4s, 12/1/49	AA	3,000,000	3,393,060

Chicago, Waste Wtr. Transmission Rev. Bonds
(2nd Lien), 5s, 1/1/39	A	1,835,000	1,972,460
Ser. A, NATL, zero %, 1/1/24	AA–	1,600,000	1,182,272

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5s, 1/1/39	A	900,000	979,002

Chicago, Wtr. Wks Rev. Bonds
5s, 11/1/42	A	645,000	688,009
5s, 11/1/39	A	1,080,000	1,169,230

Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/21	AA	2,000,000	2,257,960

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,500,000	2,988,250
(IL Rush U. Med. Ctr.), Ser. D, U.S. Govt. Coll.,
6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,490,000	1,745,103
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll.,
6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,425,000	1,668,974
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,182,010
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22
(Prerefunded 4/14/18)	A2	3,775,000	4,090,024

IL State G.O. Bonds
5 1/4s, 2/1/30	A–	1,000,000	1,103,460
5s, 1/1/41	A–	6,000,000	6,426,780
5s, 3/1/34	A–	750,000	791,775

IL State Fin. Auth. Rev. Bonds (Lifespace Cmntys,
Inc.), Ser. A, 5s, 5/15/35	A/F	1,025,000	1,166,973

Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	966,371

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn)
NATL, FGIC, zero %, 12/1/21	AA+	1,805,000	1,626,197
U.S. Govt. Coll., NATL, zero %, 12/1/21
(Escrowed to maturity)	AA+	145,000	135,194
NATL, FGIC, zero %, 12/1/20	AA+	1,495,000	1,384,848
U.S. Govt. Coll., NTAL, zero %, 12/1/20
(Escrowed to maturity)	AA+	155,000	147,211

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	AA–	12,000,000	6,892,920

24	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	$4,150,000	$4,956,096

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL, zero %, 4/1/25	AA–	1,870,000	1,346,606

Springfield, Elec. Rev. Bonds, AGM, 5s, 3/1/40	AA	500,000	574,500

			75,114,535
Indiana (1.7%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A3	180,000	208,336

IN State Fin. Auth. Rev. Bonds
(BHI Sr. Living), 5 3/4s, 11/15/41	BBB+/F	1,000,000	1,104,300
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/40	BB+	1,500,000	1,677,735
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	Aa3	2,000,000	2,192,040

IN State Fin. Auth. VRDN, Ser. A-3, 0.31s, 2/1/37	VMIG1	1,000,000	1,000,000

Jasper Cnty., Indl. Poll. Control Rev. Bonds,
AMBAC, 5.7s, 7/1/17	Baa1	1,375,000	1,445,606

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGC, 5 3/4s, 10/1/28	AA	1,000,000	1,149,320

			8,777,337
Kentucky (0.6%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,000,000	1,171,540

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	290,000	307,159

Louisville, Regl. Arpt. Auth. Syst. Rev.
Bonds, Ser. A
5s, 7/1/32	A+	1,030,000	1,192,586
5s, 7/1/31	A+	385,000	447,293

			3,118,578
Louisiana (0.1%)
LA State Pub. Fac. Auth. Rev. Bonds (Ochsner
Clinic Foundation), 5s, 5/15/47	Baa1	650,000	715,410

			715,410
Maryland (0.6%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A2	650,000	739,798

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Peninsula Regl. Med. Ctr.), 5s, 7/1/39	A2	1,990,000	2,285,356

			3,025,154
Massachusetts (6.4%)
MA State VRDN (Construction Loan), Ser. A,
0.26s, 3/1/26	VMIG1	700,000	700,000

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	2,500,000	2,794,200

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39
(Prerefunded 10/15/19)	BBB	575,000	711,712
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	960,369	990,947
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5 3/4s, 7/15/43	Baa3	500,000	553,890
(Loomis Cmntys.), Ser. A, 5 3/4s, 1/1/28	BBB–	1,100,000	1,243,374

Municipal Opportunities Trust	25

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	$750,000	$838,658
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	51,190	47,183
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,352,900
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	3,000,000	3,222,450
(Intl. Charter School), 5s, 4/15/33	BBB	1,000,000	1,123,340
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	254,614	1,905

MA State Edl. Fin. Auth. Rev. Bonds
(Ed. Loan — Issue 1)
5s, 1/1/27	AA	800,000	912,008
4 3/8s, 1/1/32	AA	1,000,000	1,065,600

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	407,632	41
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5 3/4s,
7/1/39 (Prerefunded 7/1/19)	Baa2	1,175,000	1,323,790
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	609,301
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	AA–	700,000	766,885
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,688,815

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35s, 12/1/42	Aa3	1,500,000	1,584,060

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	3,197,886

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,951,375
5s, 7/1/41	A1	2,590,000	2,984,043

			33,664,363
Michigan (7.1%)
Detroit, G.O. Bonds, AMBAC, 5 1/4s, 4/1/24	BB/P	222,425	222,416

Detroit, City School Dist. G.O. Bonds, Ser. A,
AGM, 6s, 5/1/29	Aa1	1,000,000	1,275,550

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	1,425,000	1,610,350

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 1/2s, 7/1/39	Ba1	500,000	570,710

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5 1/4s, 11/1/31	A2	2,445,000	2,878,010

MI State Fin. Auth. Rev. Bonds
Ser. G-5A, AMBAC, 5 1/4s, 4/1/24	A–	1,212,575	1,215,849
Ser. H-1, 5s, 10/1/39	AA–	1,575,000	1,803,737
(MidMichigan Hlth.), 5s, 6/1/39	A1	1,000,000	1,142,460
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5s, 7/1/35	BBB+	1,100,000	1,269,279
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5s, 7/1/34	BBB+	1,900,000	2,202,252
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5s, 7/1/34	BBB+	1,000,000	1,151,300

26	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Local Govt. Program Detroit Wtr. & Swr.),
Ser. D4, 5s, 7/1/34	A–	$100,000	$114,374
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	A–	850,000	976,157

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,889,475
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A3	2,000,000	2,282,320
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A3	4,500,000	4,601,160
(Sparrow Hlth. Oblig. Group), 5s, 11/15/31	A1	390,000	413,080

MI State Hsg. Dev. Auth. Rev. Bonds (Rental Hsg.),
Ser. D, 3.95s, 10/1/37	AA	1,050,000	1,072,460

MI State Strategic Fund Ltd. Rev. Bonds
(Worthington Armstrong Venture), 5 3/4s,
10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	2,022,620

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Evangelical Homes of MI)
5 1/2s, 6/1/47	BB+/F	675,000	710,870
5 1/4s, 6/1/32	BB+/F	320,000	339,424

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	B–	575,000	575,736

Wayne Cnty., Arpt. Auth. Rev. Bonds
Ser. D, 5s, 12/1/40	A2	2,890,000	3,308,328
Ser. A, 5s, 12/1/21	A2	2,000,000	2,310,440

			36,958,357
Minnesota (1.9%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5s, 1/1/32	A+	500,000	585,475

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5s, 11/15/44	A+	250,000	283,415

Moorhead, Edl. Fac. Rev. Bonds (Concordia
College Corp.), 5s, 12/1/40	Baa1	500,000	565,340

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,033,477

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.39s, 11/15/38	VMIG1	2,050,000	2,050,000

St. Cloud, Hlth. Care Rev. Bonds (Centracare Hlth.
Syst.), Ser. A, 5 1/8s, 5/1/30	A1	2,550,000	2,895,194

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
Ser. A, 5s, 7/1/33	A2	2,000,000	2,351,440

			9,764,341
Mississippi (0.7%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	1,445,000	1,463,063

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	Baa2	2,000,000	2,240,320

			3,703,383
Nebraska (0.2%)
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	AA/F	925,000	1,036,786

			1,036,786

Municipal Opportunities Trust	27

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Nevada (6.9%)
Clark Cnty., Ltd. Tax Bonds, 5s, 6/1/33 T	AA	$28,285,000	$30,570,191

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,565,000	1,829,422

Henderson, Local Impt. Dist. Special Assmt.
Bonds (No. T-17), 5s, 9/1/25	BBB–/P	560,000	573,810

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.38s, 6/1/42	VMIG1	3,340,000	3,340,000

			36,313,423
New Jersey (6.8%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.),
BAM, 5s, 7/1/39	AA	1,300,000	1,519,960

NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5 3/8s, 1/1/43	BBB–	500,000	563,550
Ser. WW, 5 1/4s, 6/15/32	A3	1,500,000	1,677,195
5s, 6/15/26	Baa1	500,000	543,520

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	3,900,000	4,349,865
Ser. B, 5.6s, 11/1/34	A1	500,000	555,520

NJ State Edl. Fac. Auth. Rev. Bonds (Georgian
Court U.), Ser. D
5 1/4s, 7/1/37	Baa3	1,000,000	1,031,170
5 1/4s, 7/1/27	Baa3	500,000	514,600

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5s, 12/1/22	Aa2	2,500,000	2,847,475

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	Baa3	2,750,000	3,023,405
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	1,500,000	1,605,030
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	5,020,250

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/30	A3	10,000,000	5,256,100

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
5s, 6/1/41	B3	2,000,000	1,895,960
4 3/4s, 6/1/34	B3	3,000,000	2,826,150

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	2,300,000	2,538,947

			35,768,697
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	1,460,000	1,535,935

			1,535,935
New York (10.6%)
Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6 7/8s, 7/1/40
(Prerefunded 7/1/18)	AAA/P	320,000	361,658

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/4s, 10/1/35	A3	2,000,000	2,545,640

Metro. Trans. Auth. Rev. Bonds, Ser. D,
5s, 11/15/36	AA–	2,000,000	2,333,160

28	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

New York cont.
Metro. Trans. Auth. Dedicated Tax Fund Rev.
Bonds, Ser. A, 5 1/4s, 11/15/34	AA	$1,900,000	$2,397,192

NY City, Indl. Dev. Agcy. Special Fac. Rev.
Bonds (American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B+/P	2,000,000	2,054,460

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev Bonds,
5s, 6/15/31 T	AA+	10,000,000	11,718,594

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. GG, 5s, 6/15/43	Aa1	2,000,000	2,298,640

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1, 5s, 7/15/43	Aa2	5,000,000	5,928,300

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	A3	1,500,000	1,502,325

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5s, 3/15/43	AAA	4,000,000	4,607,960

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,157,470

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	1,800,000	1,968,696

NY State Dorm. Auth. Rev. Bonds, Ser. C,
5s, 3/15/31 T	AAA	5,000,000	5,848,296

NY State Dorm. Auth. Sales Tax Rev. Bonds,
Ser. BC-15, 5s, 3/15/42	AAA	5,000,000	5,973,150

NY State Urban Dev. Corp. Rev. Bonds (Personal
Income Tax (Group C)), Ser. A, 5s, 3/15/37	AAA	3,800,000	4,557,036

			55,252,577
North Carolina (1.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,000,000	1,153,880

NC State Med. Care Cmnty. Hlth. Care
Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	887,641
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,000,000	1,014,040

NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (Salemtowne), 5 1/4s, 10/1/37	BB/P	2,750,000	2,999,205

			6,054,766
Ohio (7.1%)
Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B–	2,225,000	2,217,124
Ser. A-2, 5 7/8s, 6/1/30	B–	1,450,000	1,412,721
Ser. A-2, 5 3/4s, 6/1/34	B–	5,325,000	5,099,859

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A3	2,500,000	2,509,275

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A, 6s, 7/1/35	BBB–	1,125,000	1,243,440

Municipal Opportunities Trust	29

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst., Inc.), Ser. C
6s, 8/15/43	A3	$495,000	$542,753
U.S. Govt. Coll., 6s, 8/15/43
(Prerefunded 8/15/18)	AAA/P	2,605,000	2,909,212

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,250,600

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,584,950

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5s, 1/15/41	A2	700,000	811,902

OH State Private Activity Rev. Bonds (Portsmouth
Bypass), AGM, 5s, 12/31/35	AA	1,125,000	1,294,200

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/33	A1	225,000	268,313
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	950,000	1,136,846
5s, 2/15/48	A1	1,250,000	1,427,838

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	5,002,417

Scioto Cnty., Hosp. Rev. Bonds (Southern
OH Med. Ctr.)
5s, 2/15/33	A2	605,000	718,565
5s, 2/15/32	A2	745,000	889,061

Southeastern OH Port Auth. Hosp.
Fac. Rev. Bonds
5 3/4s, 12/1/32	BB/F	625,000	712,050
(Memorial Hlth. Syst. Oblig. Group),
5 1/2s, 12/1/43	BB/F	120,000	131,948

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group)
5s, 7/1/33	A	500,000	575,780
5s, 7/1/32	A	250,000	289,068

			37,027,922
Oklahoma (0.5%)
OK State Tpk. Auth. VRDN, Ser. F, 0.3s, 1/1/28	VMIG1	2,500,000	2,500,000

			2,500,000
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	1,925,000	2,079,019

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BBB/F	1,040,000	1,064,263

OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s,
7/1/39 (Prerefunded 7/1/19)	Aa3	1,250,000	1,439,188

			4,582,470
Pennsylvania (4.6%)
Delaware River Port Auth. PA & NJ Rev. Bonds
Ser. D, 5s, 1/1/40	A	1,200,000	1,338,492
5s, 1/1/31	A	2,500,000	2,944,525

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB–	725,000	763,490

30	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	$1,000,000	$1,109,090

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,072,510

Northampton Cnty., Hosp. Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), Ser. A,
5 1/2s, 8/15/40	A3	1,250,000	1,359,013

PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds (Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,130,390

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB	500,000	546,605
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,387,540
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,341,283
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	896,498

PA State Hsg. Fin. Agcy. Rev. Bonds,
Ser. 15-117A, 3.95s, 10/1/30	AA+	900,000	931,248

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5s, 6/15/32	AA	2,030,000	2,377,516

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5s, 12/1/38	A1	1,000,000	1,158,400

Philadelphia, Gas Wks. Rev. Bonds, 5s, 8/1/32	A–	1,000,000	1,178,900

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s,
8/1/17 (In default) † ***	D/P	1,402,141	14

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	1,225,000	1,385,426

			23,920,940
Puerto Rico (0.1%)
Cmnwlth. of PR, G.O. Bonds, Ser. A,
5 1/2s, 7/1/39	Caa3	1,000,000	593,750

			593,750
Rhode Island (0.6%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. B, 5s, 6/1/50	BBB+/F	2,750,000	2,893,303

			2,893,303
South Carolina (2.5%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,682,920
Ser. A, 5 1/2s, 12/1/54	AA–	3,000,000	3,529,530
Ser. A, 5s, 12/1/55	AA–	2,000,000	2,269,760
Ser. A, 5s, 12/1/50	AA–	2,000,000	2,278,180

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5 1/4s, 12/1/55	AA–	1,000,000	1,166,100

			12,926,490

Municipal Opportunities Trust	31

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Tennessee (0.9%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	$3,450,000	$3,900,639

Metro. Govt. Nashville & Davidson Ctny. Hlth. &
Edl. Fac. Board Rev. Bonds (Vanderbilt U. Med.
Ctr.), Ser. A, 5s, 7/1/40	A3	600,000	698,670

			4,599,309
Texas (15.7%)
Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	438,204

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,850,000	3,054,972

Central TX Regl. Mobility Auth. Rev. Bonds
Ser. A, 5s, 1/1/45	BBB+	250,000	285,895
Ser. A, 5s, 1/1/40	BBB+	500,000	575,220
(Sr. Lien), Ser. A, 5s, 1/1/33	BBB+	425,000	490,913

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,138,720

Dallas, Area Rapid Transit Rev. Bonds (Sr. Lien),
5s, 12/1/33 T	AA+	26,000,000	28,841,680

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5 1/4s, 11/1/30	A+	3,000,000	3,558,210

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,400,000	1,579,774

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5s, 6/1/33	Baa3	800,000	870,944

Houston, Util. Syst. Rev. Bonds
Ser. B, 5s, 11/15/36	Aa2	3,435,000	4,165,453
Ser. A, 5s, 11/15/33	AA	1,500,000	1,735,530

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa1	1,750,000	1,958,005

Love Field, Gen. Arpt. Modernization Corp. Rev.
Bonds, 5s, 11/1/35	A1	1,000,000	1,157,870

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	1,500,000	1,774,335

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5 1/2s, 1/1/43	BB–/P	500,000	518,785
(Tarleton State U. Collegiate Student Hsg.),
Ser. A, 5s, 4/1/47	Baa3	1,000,000	1,074,290
(Collegiate Hsg.-College Station I, LLC),
AGM, 5s, 4/1/46	AA	2,100,000	2,331,210

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/43	AA+	2,000,000	533,620

North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6 1/2s, 1/1/43	A1	4,000,000	5,264,120
(1st Tier), Ser. A, 6s, 1/1/25	A1	160,000	172,901
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll., 6s,
1/1/25 (Prerefunded 1/1/18)	AAA/P	1,140,000	1,238,245

32	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Tollway Auth. Rev. Bonds
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38
(Prerefunded 1/1/18)	A2	$500,000	$541,030
Ser. D, AGC, zero %, 1/1/28	AA	7,800,000	5,505,942

Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. B, 6.15s, 11/15/49 (In default) †	D/P	282,000	423
Ser. A, 5.45s, 11/15/38 (In default) †	D/P	814,000	1,221

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Trinity Terrace), Ser. A-1, 5s, 10/1/44	BBB+/F	1,300,000	1,403,948

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Buckner Retirement Svcs., Inc.),
5 1/4s, 11/15/37	A/F	1,100,000	1,144,462
(Buckner Retirement Svcs.), Ser. B,
5s, 11/15/46	A/F	2,000,000	2,300,300

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,717,410

TX State Private Activity Bond Surface Trans.
Corp. Rev. Bonds (Blueridge Trans. Group, LLC
(SH 288 Toll Lane)), 5s, 12/31/55	Baa3	1,000,000	1,087,670

TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5s, 8/15/41	A3	2,500,000	2,803,925

			82,265,227
Utah (0.2%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
U.S. Govt. Coll., 6 3/4s, 5/15/20 (Escrowed
to maturity)	AAA/P	1,300,000	1,304,680

			1,304,680
Vermont (0.3%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5s, 12/1/36	A3	1,250,000	1,462,400

			1,462,400
Virginia (0.4%)
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,401,014

			2,401,014
Washington (2.0%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,856,053

Port of Seattle, Rev. Bonds, Ser. C, 5s, 4/1/40	A1	875,000	999,294

Tobacco Settlement Auth. of WA Rev. Bonds,
5 1/4s, 6/1/32	A–	2,125,000	2,407,285

WA State Hlth. Care Fac. Auth. Rev. Bonds
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39
(Prerefunded 12/1/20)	AAA/P	1,200,000	1,436,124

			10,698,756

Municipal Opportunities Trust	33

MUNICIPAL BONDS AND NOTES (141.8%)* cont.	Rating**	Principal amount	Value

West Virginia (0.9%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa2	$3,450,000	$3,543,530

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	935,000	988,145

			4,531,675
Wisconsin (1.2%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB	350,000	390,422

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	2,865,125

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39
(Prerefunded 2/15/19)	A1	1,500,000	1,733,475
(Prohealth Care, Inc.), 5s, 8/15/39	A1	750,000	852,750
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	430,000	469,384

			6,311,156
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,267,680

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,016,044
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,071,410

			4,355,134

TOTAL INVESTMENTS

Total investments (cost $666,749,562)			$741,481,158

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $523,022,886.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

*** This security is in default of principal and interest.

† This security is non-income-producing.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $51,687,374 to cover tender option bonds.

34	Municipal Opportunities Trust

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets (applicable to common shares outstanding)):

Health care	21.9%
Utilities	21.6
Transportation	20.7
Tax bonds	14.1
Local debt	13.8
State debt	11.7
Education	10.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$741,470,417	$10,741

Totals by level	$—	$741,470,417	$10,741

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	35

Statement of assets and liabilities 4/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $666,749,562)	$741,481,158

Cash	31,833

Interest and other receivables	10,111,475

Receivable for investments sold	807,531

Prepaid assets	7,199

Total assets	752,439,196

LIABILITIES

Payable for investments purchased	4,979,008

Payable for compensation of Manager (Note 2)	959,591

Payable for custodian fees (Note 2)	6,407

Payable for investor servicing fees (Note 2)	43,240

Payable for Trustee compensation and expenses (Note 2)	228,155

Payable for administrative services (Note 2)	1,895

Payable for floating rate notes issued (Note 1)	41,815,252

Distributions payable to shareholders	2,270,222

Distributions payable to preferred shareholders (Note 1)	11,297

Preferred share remarketing agent fees	40,986

Other accrued expenses	210,257

Total liabilities	50,566,310

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$523,022,886

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$470,013,100

Undistributed net investment income (Note 1)	3,232,004

Accumulated net realized loss on investments (Note 1)	(24,953,814)

Net unrealized appreciation of investments	74,731,596

Total — Representing net assets applicable to common shares outstanding	$523,022,886

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($523,022,886 divided by 38,114,466 shares)	$13.72

The accompanying notes are an integral part of these financial statements.

36	Municipal Opportunities Trust

Statement of operations Year ended 4/30/16

INTEREST INCOME	$33,614,675

EXPENSES

Compensation of Manager (Note 2)	$3,808,194

Investor servicing fees (Note 2)	256,739

Custodian fees (Note 2)	12,737

Trustee compensation and expenses (Note 2)	35,796

Administrative services (Note 2)	14,352

Interest and fees expense (Note 1)	250,547

Preferred share remarketing agent fees	272,746

Other	324,774

Total expenses	4,975,885

Expense reduction (Note 2)	—

Net expenses	4,975,885

Net investment income	28,638,790

Net realized gain on investments (Notes 1 and 3)	4,508,521

Net unrealized appreciation of investments during the year	7,634,792

Net gain on investments	12,143,313

Net increase in net assets resulting from operations	$40,782,103

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(930)

From tax exempt net investment income	(480,064)

Net increase in net assets resulting from operations (applicable to common shareholders)	$40,301,109

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/16	Year ended 4/30/15

Operations:
Net investment income	$28,638,790	$29,452,566

Net realized gain on investments	4,508,521	1,583,532

Net unrealized appreciation of investments	7,634,792	20,257,633

Net increase in net assets resulting from operations	40,782,103	51,293,731

DISTRIBUTIONS TO SERIES B AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(930)	(2,467)

From tax exempt net investment income	(480,064)	(188,910)

Net increase in net assets resulting from operations
(applicable to common shareholders)	40,301,109	51,102,354

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(142,791)	(339,051)

From tax exempt net investment income	(27,304,731)	(28,298,664)

Decrease from capital shares repurchased (Note 5)	(11,933,385)	(24,082,879)

Total increase (decrease) in net assets	920,202	(1,618,240)

NET ASSETS

Beginning of year	522,102,684	523,720,924

End of year (including undistributed net investment income
of $3,232,004 and $2,368,309, respectively)	$523,022,886	$522,102,684

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	39,118,106	41,142,204

Shares repurchased (Note 5)	(1,003,640)	(2,024,098)

Common shares outstanding at end of year	38,114,466	39,118,106

Remarketed preferred shares outstanding at beginning
and end of year	7,154	7,154

The accompanying notes are an integral part of these financial statements.

38	Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	4/30/16	4/30/15	4/30/14	4/30/13	4/30/12

Net asset value, beginning of period
(common shares)	$13.35	$12.73	$13.54	$12.97	$11.26
Investment operations:

Net investment income[a]	.74	.73	.73	.73	.80

Net realized and unrealized
gain (loss) on investments	.32	.53	(.88)	.56	1.72

Total from investment operations	1.06	1.26	(.15)	1.29	2.52
Distributions to preferred shareholders:

From net investment income	(.01)	—[f]	(.01)	(.01)	(.01)

Total from investment operations
(applicable to common shareholders)	1.05	1.26	(.16)	1.28	2.51
Distributions to common shareholders:

From net investment income	(.71)	(.71)	(.70)	(.71)	(.80)

Total distributions	(.71)	(.71)	(.70)	(.71)	(.80)

Increase from shares repurchased	.03	.07	.05	—	—

Net asset value, end of period
(common shares)	$13.72	$13.35	$12.73	$13.54	$12.97

Market price, end of period
(common shares)	$13.10	$12.10	$11.61	$12.66	$12.70

Total return at market price (%)
(common shares)[b]	14.76	10.64	(2.40)	5.22	26.00

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$523,023	$522,103	$523,721	$580,643	$556,120

Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,e]	.97	.96	.99	.94	.99

Ratio of net investment income
to average net assets (%)[d]	5.48	5.50	5.89	5.40	6.46

Portfolio turnover (%)	18	12	11	13	21

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

%

April 30, 2016	0.05%

April 30, 2015	0.05

April 30, 2014	0.05

April 30, 2013	0.05

April 30, 2012	0.05

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	39

Notes to financial statements 4/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through April 30, 2016.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund.

The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

40	Municipal Opportunities Trust

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $93,502,626 were held by the TOB trust and served as collateral for $41,815,252 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $31,868 for these investments based on an average interest rate of 0.09%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2016, the fund had a capital loss carryover of $25,192,172 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,326,210	$1,695,664	$3,021,874	*

16,106,777	N/A	16,106,777	April 30, 2017

4,848,013	N/A	4,848,013	April 30, 2018

1,215,508	N/A	1,215,508	April 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2016 was 0.672% for Series B and Series C shares.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the“maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares,

Municipal Opportunities Trust	41

equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from dividends payable, from defaulted bond interest, and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $153,421 to increase undistributed net investment income, $884,324 to decrease paid-in capital and $730,903 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$77,735,095
Unrealized depreciation	(2,765,141)

Net unrealized appreciation	74,969,954
Undistributed ordinary income	411,779
Undistributed tax-exempt income	5,320,717
Capital loss carryforward	(25,192,172)
Cost for federal income tax purposes	$666,511,204

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets,		net assets, and

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets,

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

42	Municipal Opportunities Trust

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $380, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$132,414,046	$145,716,181

U.S. government securities (Long-term)	—	—

Total	$132,414,046	$145,716,181

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series B (3,417) and C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the reporting period were $374.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may

Municipal Opportunities Trust	43

be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2015, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,003,640 common shares for an aggregate purchase price of $11,933,385, which reflects a weighted-average discount from net asset value per share of 10.08%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 922 shares of the fund (0.002% of the fund’s shares outstanding), valued at $12,650 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

44	Municipal Opportunities Trust

Federal tax information (Unaudited)

The fund has designated 99.49% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Municipal Opportunities Trust	45

Shareholder meeting results (Unaudited)

April 29, 2016 special meeting

At the meeting, a proposal to fix the number of Trustees at 13 was approved as follows:

Votes	Votes
for	against	Abstentions

32,599,505	1,069,550	506,888

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	30,527,602	3,648,349

Ravi Akhoury	30,488,281	3,687,670

Barbara M. Baumann	30,597,351	3,578,600

Jameson A. Baxter	30,538,964	3,636,987

Robert J. Darretta	30,609,934	3,566,017

Katinka Domotorffy	30,557,770	3,618,182

Paul L. Joskow	30,576,886	3,599,065

Kenneth R. Leibler	30,614,692	3,561,260

George Putnam, III	30,627,514	3,548,437

Robert L. Reynolds	30,636,259	3,539,692

W. Thomas Stephens	30,558,557	3,617,394

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

46	Municipal Opportunities Trust

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Municipal Opportunities Trust	47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48	Municipal Opportunities Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Municipal Opportunities Trust	49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

50	Municipal Opportunities Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Municipal Opportunities Trust	51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered		Mark C. Trenchard
Public Accounting Firm	Steven D. Krichmar	Vice President and
PricewaterhouseCoopers LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

52	Municipal Opportunities Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN701
300654 6/16

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$73,908	$32,995	$11,702	$ —
April 30, 2015	$75,913	$32,284	$11,449	$ —

For the fiscal years ended April 30, 2016 and April 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $675,133 and $831,943 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2016	$ —	$630,436	$ —	$ —

April 30, 2015	$ —	$788,210	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund's Board of Trustees is composed of the following persons:

Robert J. Darretta (Chairperson)

Ravi Akhoury

Robert E. Patterson

John A. Hill

Barbara M. Baumann

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance ("Proxy Voting Director"), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items under the funds' "Proxy Voting Procedures." The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a "rejected director") continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., "say on pay" proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan's performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, "golden parachutes" or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and "golden coffins" or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company's net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered "independent" or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An "independent director" under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A "non-executive director" is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to "co-determination," the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This "co-determination" practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund's proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to "co-determination" and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an "independent director" is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an "outside director" is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an "independent director" is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A "non-executive director" is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in "regular" voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an "independent director" is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A "non-executive director" is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a "no" vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 29, 2016

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance ("Proxy Voting Director"), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Office of the Trustees"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds' proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of interest," and provide electronically a conflicts of interest report (the "Conflicts Report") to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

During the period, Susan McCormack was removed as a Portfolio Manager for the fund.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam Management 1989 — Present	Portfolio Manager, Previously, Team Leader, Tax Exempt,
Paul Drury	2002	Putnam Management 1989 — Present	Portfolio Manager, Previously, Tax Exempt Specialist

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul Drury	15	$6,605,500,000	0	$ —	0	$0
Thalia Meehan	15	$6,605,500,000	0	$ —	1	$500,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under "Other Accounts Managed by the Fund's Portfolio Managers" at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	$1,000,001 and over

Drury, Paul M.	2016	*
	2015	*
Meehan, Thalia	2016	*
	2015	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 — May 31, 2015	57,394	$11.89	57,394	2,691,914
June 1 — June 30, 2015	187,618	$11.74	187,618	2,504,296
July 1 — July 31, 2015	164,907	$11.84	164,907	2,339,389
August 1 — August 31, 2015	94,828	$11.78	94,828	2,244,561
September 1 — September 30, 2015	108,046	$11.84	108,046	2,136,515
October 1 — October 7, 2015	—	—	—	2,136,515
October 8 — October 31, 2015	124,210	$11.98	124,210	3,726,321
November 1 — November 30, 2015	167,563	$11.98	167,563	3,558,758
December 1 — December 31, 2015	79,998	$12.07	79,998	3,478,760
January 1 — January 31, 2016	19,076	$12.41	19,076	3,459,684
February 1 — February 28, 2016	—	—	—	3,459,684
March 1 — March 31, 2016	—	—	—	3,459,684
April 1 — April 30, 2016	—	—	—	3,459,684

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2014, which was in effect between October 8, 2014 and October 7, 2015, allowed the fund to repurchase up to 4,040,978 of its shares. The program renewed by the Board in September 2015, which is in effect between October 8, 2015 and October 7, 2016, allows the fund to repurchase up to 3,850,531 of its shares.

**	Information prior to October 7, 2015 is based on the total number of shares eligible for repurchase under the program, as amended through September 2014. Information from October 8, 2015 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2015.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016